Rule 497(e)

Registration Nos. 333-174332 and 811-22559

First Trust Exchange-Traded Fund IV

(the “Trust”)

First Trust EIP Carbon Impact ETF

(the “Fund”)

Supplement To the Fund’s Prospectus, Summary Prospectus
and Statement of Additional Information

June 11, 2025

Important Notice Regarding Change in Investment Policy and Name

Notwithstanding anything to the contrary in the Fund’s Prospectus, Summary Prospectus or Statement of Additional Information, effective on or about September 3, 2025, the Fund’s name will change to “First Trust EIP Power Solutions ETF” and the Fund’s ticker will change to “FPWR”.

In connection with the change to the Fund’s name, the Fund’s non-fundamental investment policy to invest at least 80% of its net assets (including investment borrowings) in the equity securities of companies identified by the Fund’s investment sub-advisor, Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”), as having or seeking to have a positive carbon impact will be revised as follows:

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of companies identified by the Fund’s investment sub-advisor, Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”), as Power Solutions Companies.

For purposes of the revised policy, “Power Solutions Companies” are companies in the Global Industry Classification Standard (“GICS”) Industrials sector - Electrical Equipment Industry, companies in the GICS Utility sector (excluding water utilities), companies in the GICS Energy sector, and companies in any other GICS sectors that derive at least 50% of their revenues or profits from electric generation, transmission, distribution, grid solutions, storage and system reliability support (collectively, “power-related activities”), nuclear power life-extension and small modular reactors (SMR), exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing, of natural gas, natural gas liquids (including propane), electricity, uranium, hydrogen or other energy sources, renewable energy production, renewable energy equipment, energy storage, or carbon, carbon dioxide and fugitive methane mitigation and management. Power Solutions Companies also include companies providing engineering, consulting and construction services that derive at least 50% of their revenues or profits from energy and utility-related activities, all of which are selected by EIP. Power Solutions Companies may include publicly traded master limited partnerships or limited liability companies taxed as partnerships (“MLPs”) and MLP affiliates.

In connection with the changes described above, the Fund’s principal investment strategies will be further revised to reflect the Fund’s updated investment philosophy and EIP’s process for selecting investments for the Fund, including: (i) the expansion of the universe of eligible companies to include contracted developers and/or owners of nuclear energy systems, and (ii) a focus on companies with a strategic connection to (x) the generation or transmission of electric power, or (y) making the electric power system safer, cleaner, more reliable, or lower in cost.

Please Keep this Supplement with your Fund Prospectus, Summary Prospectus and Statement of Additional Information for Future Reference